ALLEN & COMPANY
 Incorporated



                                 March 31, 1998
                        effective as of November 4, 1997





Chaparral Resources, Inc.
2211 Norfolk, Suite 1150
Houston, Texas 77090

Gentlemen:

     We are pleased to reaffirm our mutual understanding concerning the retention by Chaparral Resources, Inc., a Colorado corporation (the "Company"), of Allen & Company Incorporated ("Allen") to act as a nonexclusive financial advisor to the Company on the terms set forth herein.

     1. Scope of Engagement. During the term of this engagement, Allen shall use its best efforts to assist the Company in consummating, though one or more offerings of the Company's securities, on terms acceptable to the Company and such investors as shall be identified to the satisfaction of the Company, an aggregate of $22.5 million of its securities (the "Securities"). Such offers and sales of the Securities or other financing transactions as to which Allen shall assist the Company are hereinafter referred to collectively as the "Offerings."

     2. Appointment of Allen. Allen is hereby appointed a nonexclusive financial advisor to the Company during the Offering Period (as defined herein) for the purpose of assisting the Company with the sale of Securities to qualified investors or other alternative financings. The "Offering Period" shall commence on the date hereof and shall continue until November 25, 1999, unless terminated in accordance with the terms hereof or extended for an additional period by written agreement between you and Allen. Allen hereby accepts such engagement and agrees to assist the Company with sales of such Securities or other alternative financings on a "best efforts" basis. Except as contemplated by
Section 13 hereof, Allen's agency hereunder may not be terminated by the Company. It is understood that the Offerings of the Securities or other financings are intended by all parties to be exempt from the registration requirements of the Act pursuant to Section 4(2) thereof and the rules and regulations of the Securities and Exchange Commission thereunder (the "Rules and Regulations").

     3. Company Disclosure. The Company has prepared and will deliver to Allen from time to time a reasonable number of copies of certain documents filed by the Company with the Securities and Exchange Commission, including the Company's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as certain supplemental documents referred to therein or requested by Allen. In addition, the Company shall make available to Allen access to such members of



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Chaparral Resources, Inc.
Page 2


its management as necessary or appropriate for Allen to conduct its periodic due diligence reviews of the Company. Such documents (including all documents delivered in connection therewith) and the information presented by such members of the Company's management, in each case as amended or supplemented by the Company from time to time, are collectively referred to herein as the "Company Disclosure."

     4. Closing; Delivery; Placement Fees.

          (a) It is anticipated that one or more closings of the purchase and sale of Securities or other financings with which Allen shall assist the Company (each, a "Closing") shall take place at the offices of Allen & Company Incorporated, 711 Fifth Avenue, New York, New York 10022 at such date or dates as may be agreed to by the Company and Allen.

          (b) At each Closing there shall be delivered by the Company executed copies of an applicable Purchase Agreement to be entered into by the Company and the applicable purchasers of the Securities substantially in the form delivered to Allen (the "Purchase Agreement"). In addition, at each Closing, (i) the Purchaser shall deliver the full purchase price of the Securities which the Purchaser is to purchase at such Closing, and (ii) the Company will deliver to the Purchaser certificates or other appropriate documentation representing the Securities purchased by it and other documents as set forth in the applicable Purchase Agreement.

          (c) The Company has issued to Allen a retainer for services to be rendered hereunder in the form of a warrant (the "Warrant") to purchase 900,000 shares of the Company's common stock, par value $.10 per share, at an exercise price of $.01 per share. Such Warrant may be immediately exercised by Allen only with respect to such proportion of the Warrant as funds raised in Offerings bears to $22.5 million; thus, the Warrant can be exercised as to 200,000 shares of such common stock in consideration for the sale by the Company (as part of any Offering that is consummated in a Closing) of $5 million of Securities. At the time of each subsequent Closing, the Warrant shall become exercisable with respect to one additional share of Common Stock for each $25 of Securities sold (or other financing obtained) at such Closing. Any portion of the Warrant that does not become exercisable pursuant to this Section 4(c) prior to the termination of the Offering Period shall expire upon such termination. In addition, at each Closing, the Company shall reimburse Allen for its out-of-pocket expenses as provided in Section 6(d) hereof, against the presentation of bills therefor.

     5. Representations and Warranties of the Company. The Company hereby represents and warrants that this letter agreement has been duly authorized, executed and delivered on behalf of the Company and constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms, except as rights to indemnity or contribution hereunder may be limited by Federal or state securities laws. The Company is aware of no facts which lead it to believe that the Company Disclosure contains or will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.



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Chaparral Resources, Inc.
Page 3



     6. Covenants of the Company. The Company covenants and agrees with Allen that:

          (a) The Company will notify Allen of any event of which it is aware and as a result of which the Company Disclosure would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading; and it will not use any amendment or supplement to the Company Disclosure until Allen have given its consent to such amendment or supplement. The Company will conduct the Offering in compliance with Section 4(2) of the Act and the Rules and Regulations and all applicable state securities laws and regulations.

          (b) The Company will use its best efforts (i) to coordinate with Allen to qualify the Securities for offer and sale under the "Blue Sky" or securities laws of such jurisdictions as Allen may designate and (ii) to continue such qualifications in effect for so long as may be required for purposes of the private placements of the Securities, except that the Company shall not be required in connection therewith or as a condition thereof to qualify as a foreign corporation or to execute a general consent to service of process in any state.

          (c) The Company covenants for the benefit of each applicable purchaser of securities (including, but not limited to, Exeter) to use its best efforts to file promptly after the applicable Closing and cause to become effective with the Securities and Exchange Commission a registration statement registering (i) the Exeter Shares and (ii) any other Securities upon which the Company and Allen shall agree, for resale by such purchasers from time to time.

          (d) The Company covenants and agrees with Allen that the Company will pay all expenses, fees and taxes in connection with (i) the preparation of the Company Disclosure and all other documents delivered to prospective investors,
(ii) the furnishing of closing documents and (iii) the qualification of the Securities for offer or sale under the securities laws of such jurisdictions as Allen may reasonably designate. The Company also agrees that it will reimburse Allen at each Closing for its out-of-pocket expenses in connection with the Offering, and will pay the reasonable fees and expenses of counsel to Allen.

          (e) The Company agrees to cooperate with Allen and counsel to Allen with respect to their due diligence investigation.

     7. Representations, Warranties and Covenants of Allen. Allen represents, warrants and covenants as follows:

          (a) This Agreement has been duly executed and delivered by Allen and constitutes a valid and binding obligation of Allen, enforceable against it in accordance with its terms, except as rights to indemnity or contribution hereunder may be limited by Federal or state securities laws.

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Chaparral Resources, Inc.
Page 4



          (b) Allen will not make an offer of Securities by any form of general solicitation or general advertising in violation of Rule 502(c) of Regulation D.

          (c) Allen shall not deliver to any offeree  without the consent of the
Company  any  information   concerning  the  Offering  other  than  the  Company
Disclosure contemplated to be delivered hereby.

     8. Conditions of Allen's Performance. The purchase and sale of the Securities and the obligations of Allen as provided herein shall be subject to the accuracy in all material respects, as of the date hereof and each Closing Date (as if made on and as of such Closing Date), of the representations and warranties of the Company herein, to the performance in all material respects by the Company of its obligations hereunder, and to the following additional conditions:

          (a) Upon request of Allen, Allen shall have received a certificate, dated such Closing Date, of the President of the Company to the effect that:

          (i) The representations and warranties of the Company in this Agreement are true and correct in all material respects as if made on and as of such Closing Date; and the Company has complied with all the agreements and satisfied all the conditions in all material respects on its part to be performed or satisfied at or prior to such Closing Date; and

          (ii) Except as set forth in the Company Disclosure or in the applicable Purchase Agreement and subsequent to the date of the most recent financial statements included with the Company Disclosure, there has not been any material adverse change in the condition (financial or otherwise), business or results of operations of the Company and its subsidiaries taken as a whole.

          (b) The Company shall have furnished to Allen such certificates, in addition to those specifically mentioned herein, as Allen or its counsel may have reasonably requested, as to the accuracy and completeness at such Closing Date (and as of the date of any Purchase Agreements subsequent to the Closing
Date) of any statement in the Company Disclosure, as to the accuracy at such Closing Date of the representations and warranties of the Company herein, as to the performance by the Company of its obligations hereunder, and as to the fulfillment of the conditions concurrent and precedent to the obligations of Allen hereunder.

     9. Indemnification. The Company will indemnify and hold harmless Allen, the directors and officers of Allen and each person, if any, who controls Allen within the meaning of the Act against any losses, claims, damages or liabilities, joint or several, to which Allen or any such directors, officers or controlling persons may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof)

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Chaparral Resources, Inc.
Page 5


arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Company Disclosure, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) the Company's engagement of Allen or any service Allen performs for the Company or on its behalf pursuant to this Agreement, except to the extent that any such loss, claim, damage or liability is found by a court of competent jurisdiction in a judgment that has become final (in that it is no longer subject to appeal or review) to have resulted directly and primarily from such indemnified party's gross negligence or willful misconduct. Subject to subsection (c) below, the Company will reimburse Allen or any such directors, officers or controlling persons for any legal or other expenses reasonably incurred by Allen or any such directors, officers or controlling persons in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Company Disclosure in reliance upon and in conformity with written information furnished by and with respect to Allen specifically for use in the preparation thereof. The Company shall not be required to indemnify Allen or any such directors, officers or controlling persons for any payment made to any claimant in settlement of any suit or claim unless such payment is approved by the Company, which approval shall not be unreasonably withheld or delayed. This indemnity agreement will be in addition to any liability which the Company may otherwise have, but in no event shall an indemnified party receive more than the amount of its claim.

          (b) Allen will indemnify and hold harmless the Company, its officers and directors and each person, if any, who controls the Company within the meaning of the Act against any losses, claims, damages or liabilities, joint or several, to which the Company, or any such directors, officers or controlling persons may be or become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Company Disclosure or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Company Disclosure in reliance upon and in conformity with written information furnished by and with respect to Allen specifically for use in the preparation thereof; and (subject to subsection (c) below) will reimburse the Company or any such directors, officers or controlling persons for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or actions. Allen shall not be required to indemnify the Company or any such directors, officers or controlling persons for any payment made to any claimant in settlement of any suit or claim unless payment is approved by Allen, which approval shall not be unreasonably withheld or delayed. This indemnity agreement will be in addition to any liability Allen may otherwise have, but in no event shall an indemnified party receive more than the amount of its claim.


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Chaparral Resources, Inc.
Page 6


          (c) Promptly after receipt by an indemnified party under subparagraphs 9(a) or (b) of notice of the commencement of any action or other proceeding (including governmental investigations) in respect of which indemnity may be sought, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under such subparagraphs, promptly notify the indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under such subparagraph. In case any such action shall be brought against any indemnified party, and it shall promptly notify the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, assume and control the defense thereof with counsel chosen by it and after notice from the indemnifying party to such indemnified party of its election so to assume and control such defense with counsel chosen by it, it shall bear all expenses of such defense. Any such indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless:

          (i) the  indemnifying  party has agreed to pay such fees and expenses;
     or

          (ii) the indemnifying party shall have failed to assume the defense of such action or proceeding and employ counsel reasonably satisfactory to such indemnified party in any such action or proceeding; or

          (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to such party which are different from or additional to those available to the indemnifying party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of such indemnified party).

          The indemnifying party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the indemnified party, which firm shall be designated in writing by the indemnified party.

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Chaparral Resources, Inc.
Page 7


     10. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 9(a) or 9(b) hereof is for any reason held to be unavailable to any party entitled to such indemnification, each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of losses, claims, damages and liabilities of the nature contemplated by such indemnification provisions (including any investigation, legal and other expenses incurred in connection with, and amounts paid in settlement of, any action, suit or proceeding or any claims asserted) to which the Company and Allen may be subject, in such proportions so that Allen is responsible for that portion in each case represented by the percentage that the respective placement fee appearing in Section 4(c) of this Agreement bears to the offering price of the Securities, and the Company is responsible for the remaining portion; provided, however, that no person guilty of fraudulent misrepresentation shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 10, each person, if any, who controls Allen within the meaning of Section 15 of the Act shall have the same rights to contribution as Allen, and each person, if any, who controls the Company within the meaning of Section 15 of the Act, each officer of the Company and each director of the Company shall have the same right to contribution as the Company, subject in each case to the prior sentence. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which claim for contribution may be sought, promptly notify the other party or parties in writing of the commencement thereof, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section 10. No party shall be liable for contribution with respect to any action or claim settled without its consent.

     11. Representations and Agreements to Survive Delivery. All representations, warranties or agreements of the Company or of Allen herein or in certificates delivered pursuant hereto shall remain operative and in full force and effect regardless of any investigation made by or on behalf of Allen or any controlling person, the Company, or any of its officers, directors or controlling persons, and shall survive delivery of the Securities.

     12. Publicity and Disclosure. Except as may be required by federal securities laws, no press release or public disclosure, either written or oral, of the Offering or any matter related to the Offering shall be made without Allen's prior approval.

     13.  Termination.  Allen's  obligation to proceed  hereunder is conditioned upon its continuing judgment that market conditions in general, and as they relate to the Company's securities in particular, are such as to continue to make appropriate the offering and sale of the Securities in the manner provided for herein. Notwithstanding the foregoing, Allen may, in its sole discretion, terminate this Agreement if the initial Closing of the sale of over $5,000,000 of the Securities does not take place before April, 1998, or such other date as the parties hereto may agree in writing. Upon any such termination, (i) the Company shall reimburse Allen for its out-of-pocket expenses and pay the reasonable fees and expenses of counsel to Allen, in each case as provided in
Section 6(d) hereof, and (ii) the obligations of the parties set forth in Sections 9 and 10 shall survive termination of this Agreement.

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Chaparral Resources, Inc.
Page 8


     14. Notice. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and if sent to Allen shall be mailed, delivered or telegraphed and confirmed, at Allen & Company Incorporated, 711 Fifth Avenue, New York, New York 10022, Attn: Kim M. Wieland, Managing Director and Chief Financial Officer, with a copy to Werbel & Carnelutti, a Professional Corporation, 711 Fifth Avenue, New York, New York 10022, Attn: Guy N. Molinari, Esq., or, if sent to the Company, at 2211 Norfolk, Suite 1150, Houston, Texas 77090, Attn: President, with a copy to Smith McCullough Ferguson, P.C., 4643 South Ulster Street, Suite 900, Denver, Colorado 80237, Attn: Thomas S. Smith, Esq.

     15. Benefits of the Agreement. This Agreement shall inure to the benefit of and be binding upon the Company and Allen and their respective successors and assigns. This agreement shall supersede and replace that certain Placement Agency Agreement dated November 4, 1997 between the Company and Allen.

     16. Applicable Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York without regard to the conflicts of law provisions thereof.

     17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.




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Chaparral Resources, Inc.
Page 9

     If you are in agreement with the foregoing please execute where indicated below and return a copy to us for files.

                                         Very truly yours,

                                         ALLEN & COMPANY INCORPORATED


                                         By: /s/  Kim M. Wieland
                                            ------------------------------------
                                            Name:  Kim M. Wieland
                                            Title:  Managing Director
                                                    and Chief Financial Officer



CHAPARRAL RESOURCES, INC.


By:
   ---------------------------
   Name:
   Title: